EXHIBIT 10.4

[***] Certain information in this exhibit has been omitted because it is permitted to be omitted by applicable regulatory guidance.

EXECUTION VERSION

OMNIBUS AMENDMENT
TO
TRANSACTION DOCUMENTS

This OMNIBUS AMENDMENT TO TRANSACTION DOCUMENTS, dated as of June 25, 2024 (this “Omnibus Amendment”), is by and among Coduet Royalty Holdings, LLC, a Delaware limited liability company, as collateral agent (the “Buyer Representative”) for each buyer set forth on Annex I (each a “Buyer” and collectively, the “Buyers”), Coherus BioSciences, Inc., a Delaware corporation (the “Seller”) and Ankura Trust Company, LLC, a New Hampshire state-chartered trust company, as paying agent (the “Paying Agent”). Capitalized terms used in this Omnibus Amendment and not defined herein shall have the meanings assigned to such terms in, or incorporated by reference into, the Original Royalty Agreement (as defined below) or the Original Security Agreement (as defined below), as applicable, unless otherwise indicated.

RECITALS

WHEREAS, the Buyer Representative, the Buyers and the Seller are parties to that certain Revenue Participation Right Purchase and Sale Agreement, dated as of May 8, 2024 (the “Original Royalty Agreement”), pursuant to which the Buyers purchased the Revenue Participation Right from the Seller;

WHEREAS, the Buyer Representative, the Buyers, the Seller and the Paying Agent are parties to that certain Security and Paying Agent Agreement, dated as of May 8, 2024 (the “Original Security Agreement”) pursuant to which the Paying Agent agreed to act as paying agent with respect to certain Revenue Payments made pursuant to the Original Royalty Agreement;

WHEREAS, the Original Royalty Agreement and the Original Security Agreement may be amended with the written consent of the parties thereto; and:

WHEREAS, the parties to the Original Royalty Agreement and the Original Security Agreement desire to amend the Original Royalty Agreement and the Original Security Agreement as provided for in this Omnibus Amendment;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each party hereto agrees as follows:

1.Amendment and Restatement to Section 1.1 of the Original Royalty Agreement. The following defined term set forth in Section 1.1 of the Original Royalty Agreement is amended and restated as follows:
““Control Agreement” means a deposit account control agreement, in a form reasonably acceptable to the Buyer Representative and the Paying Agent, by and among the Seller, the Paying Agent, and the control bank specified therein.”
2.Amendment to Section 1.1 of the Original Royalty Agreement. The following defined term is hereby added to Section 1.1 of the Original Royalty Agreement, in the proper alphabetical sequence:
““Paying Agent Security Interest” is defined in Section 2.3.
“Payment Date” means the 15th day of the third month following the month in which a calendar quarter closes, or if such date is not a Business Day, the following Business Day.”
3.Amendment to Section 2.3 of the Original Royalty Agreement. Section 2.3 of the Original Royalty Agreement is hereby amended by adding the following at the end of Section 2.3:

“In addition, the Seller agrees that the Security Agreement shall grant a security interest in, to and under the Collection Account and in all funds now or later deposited into or held in the Collection Account, and any “proceeds” (as defined in the UCC) of each of the foregoing as security for all of the Seller’s obligations under this Agreement, (the “Paying Agent Security Interest”), and the Seller does hereby authorize the Buyer Representative and its representatives, from and after the Effective Date, to file one or more financing statements (and continuation statements and any amendments with respect to such financing statements when applicable) in such manner and such jurisdictions as are necessary or appropriate to perfect such Paying Agent Security Interest.”

4.Amendment to Section 7.9 of the Original Royalty Agreement. Section 7.9 of the Original Royalty Agreement is hereby amended and restated as follows:

“Section 7.9Control Agreement. No later than June 28, 2024, the Seller shall enter into a Control Agreement, reasonably acceptable to the Buyer Representative, with a control bank reasonably acceptable to the Buyer Representative, that provides for monthly sweeps of Revenue Payments into a segregated account maintained by the control bank for the benefit of the Paying Agent and the Buyer and the automatic payment of Revenue Payments to the Paying Agent pursuant to the terms of this Agreement, absent written direction mutually agreed upon by the Seller and the Buyer Representative.”

5.General Amendments to the Original Security Agreement. In the Original Security Agreement:

(a) all instances of the phrase “(at the direction of the Buyer Representatives)” shall be amended to the phrase “(at the direction of the Secured Party)”.

(b)all instances of the phrase “[E][e]each of the Grantor” shall be amended to the phrase “[T][t]he Grantor”.

(c)all references to “Account” (other than in the phrases “Collection Account,” “Deposit Account” or “Paying Agent Account”) shall be amended to “account”, except that the term “Accounts” at the end of the first sentence of Section 7(b) of the Security Agreement shall be amended to “Collection Account”.

(d)the reference to “Borrower” in Section 7(a) shall be amended to “Grantor”

6.Amendment to Section 1(b) of the Original Security Agreement. The following new defined terms are added to Section 1(b) of the Security Agreement, in the proper alphabetical sequence:

““RPA Collateral” has the meaning provided in Section 2 hereof.”

“Paying Agent Collateral” has the meaning provided in Section 2 hereof.””

7.Amendment to Section 1(b) of the Original Security Agreement. The defined term “Collection Account” in Section 1(b) of the Original Security Agreement is hereby amended and restated as follows:

““Collection Account” means the segregated subaccount, created by the Grantor in favor of the Paying Agent, subject to the Control Agreement into which the Revenue Payments are deposited by the Grantor prior to their distribution by the Paying Agent pursuant to this Security Agreement.”

8.Amendment to Section 2 of the Original Security Agreement. Section 2 of the Original Security Agreement are hereby amended and restated as follows:

“2.Grant of Security Interest in the Collateral. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the obligations of the Grantor to the Buyer

Representative and the Secured Party under the Royalty Agreement (the “Obligations”), the Grantor hereby grants:

(x) to the Buyer Representative, for the benefit of the Secured Party, a continuing security interest in any and all right, title and interest of such Grantor in and to all of the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the “RPA Collateral”):

(a)the Revenue Participation Right;

(b)the Revenue Payments; and

(c)and any “proceeds” (as defined in the UCC) of each of the foregoing (including, without limitation, all proceeds included in the Collection Account); and

(y) to the Paying Agent, for the benefit of the Buyer Representative and the Secured Party, a continuing security interest in any and all right, title and interest of such Grantor in and to all of the following (the “Paying Agent Collateral,” and together with the RPA Collateral, the “Collateral”):

(a)the Collection Account; and

(b)all funds now or later deposited into or held in the Collection Account, and any “proceeds” (as defined in the UCC).

The Grantor and the Buyer Representative and the Paying Agent, on behalf of the Secured Party, hereby acknowledge and agree that the security interest created hereby in the Collateral (i) constitutes continuing collateral security for all of the Obligations, whether now existing or hereafter arising and (ii) is not and shall not be construed as an assignment of any Intellectual Property Rights.

Without limiting any other security interest granted to the Buyer Representative or the Paying Agent, in favor of and for the benefit of the Secured Party, the Grantor, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, hereby pledges, hypothecates and grants to the Buyer Representative and the Paying Agent, in favor and for the benefit of Secured Party, to secure the payment and performance in full of all of the Obligations for the benefit of the Secured Party, a first priority Lien (subject only to Permitted Liens) on and continuing security interest in, all of its right, title and interest in, to and under the Collateral of the Grantor, wherever located, whether now owned or hereafter acquired or arising.”

9.Amendment to Section 3 of the Original Security Agreement. The first three sentences of Section 3 of the Original Security Agreement are hereby amended and restated as follows:

“Ankura Trust Company, LLC is hereby appointed the initial Paying Agent hereunder, and accepts such appointment. The Paying Agent shall make distributions to the Secured Party from the amounts distributable hereunder pursuant to Section 7 of this Security Agreement. Funds deposited by the Grantor in the Collection Account shall be transferred into an account in the name of the Paying Agent (the “Paying Agent Account”) no later than sixty-five (65) days after the end of each calendar quarter. The Paying Agent Account shall be opened and maintained for the purpose of making the distributions referred to above.”

10.Amendment to Section 6 of the Original Security Agreement. Section 6(a) of the Original Security Agreement is hereby amended and restated as follows:

“(a)Application of Amounts in Paying Agent Account. On each Payment Date, the Paying Agent will distribute to the Secured Party, on a pro rata basis, based on the Percentage Interests thereof, the amounts in the Paying Agent Account distributable thereto.”

11.Amendment to Section 7(c) of the Original Security Agreement. Section 7(c) of the Original Security Agreement is hereby amended and restated as follows:

“(c)Enforcement by Paying Agent. The Paying Agent hereby appoints the Buyer Representative as its agent to enforce all rights and remedies of the Buyer Representative, the Secured Party and the Paying Agent against the Paying Agent Collateral. Notwithstanding the foregoing, upon written notice from the Buyer Representative to the Paying Agent of the occurrence of an acceleration event under the Royalty Agreement, the Paying Agent, on behalf of, and for the benefit of the Buyer Representative and the Secured Party, shall cause any and all amounts deposited into the Collection Account to promptly, but in no event more than five (5) Business Days following deposit of such monies into the Collection Account, transfer such monies into the Paying Agent Account for distribution pursuant to Section 6 hereof.”

12.Amendment and Restatement of Section 8(c) of the Original Security Agreement. Section 8(c) of the Original Security Agreement is hereby amended and restated as follows:

“(c)Releases of Collateral. If any Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Royalty Agreement, the liens and security interests of the Buyer Representative, the Secured Party and the Paying Agent hereunder in such Collateral shall be automatically released and the Buyer Representative and the Paying Agent, at the request and sole expense of such Grantor, shall promptly execute and deliver to such Grantor all releases and other documents, and take such other action, reasonably necessary for the release of the Liens created hereby or by any other Collateral Document on such Collateral and return to such Grantor all such Collateral in its possession.”

13.Amendment and Restatement of Section 10 of the Original Security Agreement. Section 10 of the Original Security Agreement is hereby amended and restated as follows:

“10.Continuing Agreement.

(a)This Security Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Obligations (other than contingent indemnification obligations for which no claim has been asserted) remain outstanding and until all of the commitments relating thereto have been terminated. Upon payment or other satisfaction of all Obligations (other than contingent indemnification obligations for which no claim has been asserted) and termination of the commitments related thereto, this Security Agreement and the liens and security interests of the Buyer Representative, the Secured Party and the Paying Agent hereunder shall be automatically terminated and the Buyer Representative shall, upon the request and at the expense of the Grantor, execute and deliver all UCC termination statements and/or other documents reasonably requested by the Grantor evidencing such termination and return to Grantor all Collateral in its possession. Notwithstanding the foregoing, all releases and indemnities provided hereunder shall survive termination of this Security Agreement.

(b)This Security Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Obligations is rescinded or must otherwise be restored or returned by the Buyer Representative, the Secured Party or the Paying Agent as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided, that, in the event payment of all or any part of the Obligations is rescinded or must be restored or returned, all costs and expenses (including, without limitation, reasonable attorneys’ fees and disbursements) incurred by the Buyer Representative, the Secured Party or the Paying Agent in defending and enforcing such reinstatement shall be deemed to be included as a part of the Obligations.”

14.Amendment to Section 22 of the Original Security Agreement. Section 22 of the Original Security Agreement is hereby amended by adding the following at the end of Section 22:

“For the avoidance of doubt, the Buyer Representative and the Secured Party acknowledge and agree that the following items constitute “Indemnified Liabilities” – any and all reasonable out-of-pocket costs and expenses, including the fees and disbursements of counsel and of any experts or agents, that the

Paying Agent may incur in connection with (i) the administration of this Agreement relating to the Buyer Representative and the Secured Party or any of their property or accounts, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Paying Agent Collateral owned or held by or on behalf of the Buyer Representative and the Secured Party, (iii) the exercise, enforcement or protection of any of the rights of the Paying Agent hereunder relating to the Buyer Representative and the Secured Party or any of its property, (iv) the failure by either of the Buyer Representative and the Secured Party to perform or observe any of the provisions hereof or (v) any of its actions in connection with Sections 7(c) and 10 of this Agreement.”

15.Amendment to Schedule 1 of the Original Security Agreement. Schedule 1 to the Original Security Agreement is hereby amended and restated as set forth on Schedule 1 to this Omnibus Amendment.
16.Conditions Precedent; Further Assurances.

It shall be a condition precedent to the effectiveness of this Omnibus Amendment that each party to this Omnibus Amendment execute and deliver this Omnibus Amendment to each other party to this Omnibus Amendment.

Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Omnibus Amendment.

17.Effect on Successors and Assigns.

The provisions of this Omnibus Amendment are binding upon and inure to the benefit of the respective successors and assigns of the parties hereto in respect of the Original Royalty Agreement and the Original Security Agreement.

18.Paying Agent Authorization.

Each of the parties hereto authorizes and directs the Paying Agent to execute and deliver this Omnibus Amendment and to perform its obligations hereunder and under the Original Security Agreement (as amended by this Omnibus Amendment) and acknowledges and agrees, and represents and warrants to the Paying Agent, that such execution and delivery is not prohibited under, and would not cause any breach of, the Loan Agreement and/or the Intercreditor Agreement.

19.Counterparts; Electronic Signatures.

This Omnibus Amendment shall become effective when each party shall have received a counterpart of this Omnibus Amendment signed by the other party. Any counterpart may be executed by facsimile, .pdf signature or other electronic signature and any such signature shall be deemed an original. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Omnibus Amendment and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

20.Headings.

The headings in this Omnibus Amendment are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

21.Agreements in Full Force and Effect as Amended.

Upon execution of this Omnibus Amendment, the Original Royalty Agreement and the Original Security Agreement shall be, and be deemed to be, modified and amended in accordance with this Omnibus Amendment. Except as specifically amended hereby, all of the terms and conditions of the Original Royalty Agreement and the Original Security Agreement are in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect. All references to the Original Royalty Agreement and the Original Security Agreement in any other document or instrument shall be deemed to mean the Original Royalty Agreement and the Original Security Agreement as amended by this Omnibus Amendment. This Omnibus Amendment shall not constitute a novation of the Original Royalty Agreement or the Original Security Agreement but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Original Royalty Agreement and the Original Security Agreement, as amended by this Omnibus Amendment, as though the terms and obligations of such agreements were set forth herein.

22.Waiver of Notice Provisions.

Each party hereby waives any further requirement for delivery of notice to such party pursuant to the Original Royalty Agreement, the Original Security Agreement or any ancillary document thereto in connection with this Omnibus Amendment.

23.Governing Law.

THIS OMNIBUS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Omnibus Amendment to be duly executed and delivered as of the day and year first above written.

SELLER

COHERUS BIOSCIENCES, INC.

By  /s/ Dennis M. Lanfear
Name: Dennis M. Lanfear
Title: Chief Executive Officer

BUYER REPRESENTATIVE:

CODUET ROYALTY HOLDINGS, LLC

BY: BARINGS LLC, its Manager

By /s/ Akan Oton
Name: Akan Oton
Title: Managing Director

BUYERS:

[***],

By: Barings LLC, its Investment Adviser

By /s/ Akan Oton
Name: Akan Oton
Title: Managing Director

[Signature page to Omnibus Amendment to Transaction Documents]

[***],

By: Barings LLC, its Investment Adviser

By /s/ Akan Oton
Name: Akan Oton
Title: Managing Director

[***],

By: Barings LLC, its Managing Member

By /s/ Akan Oton
Name: Akan Oton
Title: Managing Director

[***],

By: Barings LLC, its Investment Adviser

By /s/ Akan Oton
Name: Akan Oton
Title: Managing Director

The foregoing is executed on behalf of [***], [***]. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, but the Trust’s property only shall be bound.

[Signature page to Omnibus Amendment to Transaction Documents]

[***],

By: Barings LLC, its Investment Adviser

By /s/ Akan Oton
Akan Oton, Manging Director

The foregoing is executed on behalf of [***], [***]. The obligations of such Trust are not binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust individually, but the Trust’s assets and property only shall be bound.

[***],

By /s/ Elizabeth Murray
Name: Elizabeth Murray
Title: Authorized Signatory

[***],

By /s/ Elizabeth Murray
Name: Elizabeth Murray
Title: Authorized Signatory

[***],

By /s/ Elizabeth Murray
Name: Elizabeth Murray
Title: Authorized Signatory

[Signature page to Omnibus Amendment to Transaction Documents]

[***],

By: Barings LLC, its authorized signatory

By /s/ Akan Oton
Name: Akan Oton
Title: Managing Director

PAYING AGENT

ANKURA TRUST COMPANY, LLC

By /s/ Ryan M. Roy
Name: Ryan M. Roy
Title: Senior Managing Director

[Signature page to Omnibus Amendment to Transaction Documents]

Annex I

Buyers

[***]

[

Annex I

Schedule 1

Allocated Par Amounts

[***]

Schedule 1